UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

TRIUMPH GROUP, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12235	51-0347963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue Suite 400 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 251-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange LLC
Purchase rights	N/A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (* 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (* 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on February 2, 2025, Triumph Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Titan BW Acquisition Holdco Inc., a Delaware corporation (“Parent”), and Titan BW Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions set forth therein, the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). On March 6, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”), in connection with, among other things, the Merger Agreement. On March 19, 2025, the Company filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company commenced mailing the Proxy Statement to its stockholders on or about March 19, 2025.

Certain Litigation

Since the filing of the Preliminary Proxy Statement, the Company has received several demand letters from counsel representing purported stockholders of the Company alleging, among other things, that the Proxy Statement filed in connection with the Merger omitted certain purportedly material information which rendered such document incomplete and misleading. In addition, following the filing of the Proxy Statement, lawsuits were filed by purported stockholders of the Company in connection with the Merger under the captions Michael Floyd v. Triumph Group, Inc., et al. No. 651671/2025 (N.Y.) and John Marino v. Triumph Group, Inc., et al. No. 651696/2025 (N.Y.) (together, the “Complaints”). The Complaints similarly allege that the Proxy Statement filed in connection with the Merger omitted certain purportedly material information which rendered the Proxy Statement incomplete and misleading.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with all applicable laws and deny the allegations in the demand letters and the Complaints, in order to moot plaintiffs’ disclosure claims and avoid nuisance and possible expense and business delays, the Company has determined to voluntarily supplement certain disclosures in the Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in this supplement to the Proxy Statement of certain summary unaudited prospective financial information should not be regarded as an indication that any of the Company or its respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be necessarily predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

Amending and restating in its entirety the below paragraph on pages 48 and 49 of the Proxy Statement in the section entitled “The Merger – Opinion of the Company’s Financial Advisor” as follows:

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Merger Agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five (5) fiscal years ended March 31, 2024;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain other communications from the Company to its stockholders;

•	certain publicly available research analyst reports for the Company; and

•
certain internal financial analyses and forecasts for the Company ~~which are summarized in the section titled “Projections Prepared by the Company’s Management” beginning on page 54 of this Proxy Statement~~ (the “Forecasts”) and certain forecasts related to the amounts and expected utilization by the Company of certain tax attributes (the “Tax Attribute Forecasts”), both of which are summarized in the section titled “Projections Prepared by the Company’s Management” beginning on page 54 of this Proxy Statement, each as prepared by the management of the Company and approved for Goldman Sachs’ use by the Company.

Amending and restating in its entirety the below paragraphs on pages 50, 51 and 52 of the Proxy Statement in the section entitled “The Merger – Opinion of the Company’s Financial Advisor” as follows:

Illustrative Discounted Cash Flow Analysis. Using the Forecasts and the Tax Attributes Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per share. Using the mid-year convention for discounting cash flows and discount rates ranging from 12% to 13%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2024 (i) estimates of unlevered free cash flow for the Company for the fiscal years 2025 through 2029 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 4.0% to 5.5%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company of approximately $211 million, as reflected in the Forecasts (which analysis implied terminal year earnings before interest, taxes, depreciation and amortization (“EBITDA”) exit multiples ranging from 7.5x to 10.3x). In addition, using a discount rate of 13.6%, reflecting an estimate of the Company’s cost of equity, Goldman Sachs discounted to present value as of December 31, 2024 the estimated benefits of certain tax attributes of the Company for the fiscal years 2025 through 2031, as reflected in the Tax Attributes Forecasts. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived discount rates reflecting estimates of the Company’s weighted average cost of capital, by application of the capital asset pricing model (“CAPM”), which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs also derived discount rates reflecting an estimate of the Company’s cost of equity by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s net financial debt of approximately $849 million as of December 31, 2024 and the tax-effected present value of pension obligations of approximately $106 million, each as provided by and approved for Goldman Sachs’ use by the management of the Company, calculated by discounting to December 31, 2024 the estimated annual pension payments for the years 2025 through 2030, using a discount rate of 8.5%, reflecting an estimate of the Company’s pre-tax cost of debt. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Company Common Stock of approximately 79.4 million, as provided by and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per share ranging from $17 to $25.

Illustrative Present Value of Future Share Price Analysis. Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share. For this analysis, Goldman Sachs first calculated the implied enterprise value for the Company as of March 31 for each of the fiscal years 2025 through 2027, by applying a range multiples of illustrative enterprise value (“EV”) to next twelve (12) month (“NTM”) EBITDA plus before pension expense or benefit (excluding pension charges already adjusted in Adjusted EBITDA) (“EBITDAP”) (“NTM EV/EBITDAP”) of 10.0x to 12.0x to estimates of the Company’s NTM EV/EBITDAP for each of the fiscal years 2026 through 2028. This illustrative range of NTM EV/EBITDAP multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical NTM EV/EBITDAP multiples for the Company.

Goldman Sachs then subtracted the amount of the Company’s net financial debt and tax-affected pension obligations for each of the fiscal years 2025 through 2027, which consisted of net financial debt of approximately $700 million, $664 million and $592 million for fiscal years 2025, 2026 and 2027, respectively, and tax-affected pension obligations of approximately $186 million, $156 million and $127 million for fiscal years 2025, 2026 and 2027, respectively, each as provided by and approved for Goldman Sachs’ use by the management of the Company, from the respective implied enterprise values in order to derive a range of illustrative equity values as of March 31 for the Company for each of the fiscal years 2025 through 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Company Common Stock for each of the fiscal years 2025 through 2027, which were approximately 79 million, 80 million and 81 million for fiscal years 2025, 2026 and 2027, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied future values per share. Goldman Sachs then discounted these implied future equity values per share to December 31, 2024, using an illustrative discount rate of 13.6%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain Company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values per share ranging from $17 to $27.

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the aerospace industry since 2015. For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM adjusted EBITDA based on information in public filings, press releases and investor relations documents. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market sizes and product profile.

The following table presents the results of this analysis:

Announcement Date	Selected Transactions		EV / LTM EBITDA Multiple
	Acquiror	Target
March 2015	RBC Bearings Inc.	Sargent Aerospace and Defense Business of Dover Corp.	13.3x
October 2018	TransDigm Group Inc.	Esterline Technologies Corp.	13.0x
August 2021	Parker Hannifin Corp.	Meggitt PLC	16.3x1
January 2023	Safran S.A.	Actuation & Flight Controls Business of RTX Corp.	14.7x
June 2023	KKR & Co. Inc.	CIRCOR International, Inc.	13.0x
January 2024	Arcline Investment Management, L.P.	Kaman Corp.	16.1x
June 2024	Platinum Equity Advisors, LLC	Héroux-Devtek Inc.	14.6x

1 Represents marketed multiple based off calendar year 2019 EBITDA due to COVID disruption.

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM adjusted EBITDA multiples of 13.0x to 16.3x to the Company’s LTM EBITDAP of approximately $181 million as of December 31, 2024, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied enterprise values for the Company. Goldman Sachs then subtracted the net debt of approximately $849 million and tax-affected pension obligations of approximately $194 million of the Company as of December 31, 2024, as provided by and approved for Goldman Sachs’ use by the management of the Company, and divided the result by the number of fully diluted outstanding Company Common Stock of approximately 79.4 million as of December 31, 2024, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a reference range of implied values per share of $17 to $24.

Amending and restating in its entirety the below paragraph on page 54 of the Proxy Statement in the section entitled “The Merger – Projections Prepared by the Company’s Management” as follows:

In connection with the Company’s review of strategic alternatives, the Company’s management prepared unaudited forecasted financial information and unaudited Tax Attribute Forecasts of the Company for fiscal year 2025 through fiscal year 2029, which were used by the Company Board in connection with its review of strategic alternatives (collectively with the updates thereto described in this paragraph, the “Company Projections”). The Company Projections were prepared, treating the Company on a stand-alone basis without giving effect to, and as if the Company never contemplated, the Merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. The Company Projections were initially prepared in September 2024 and shared with bidders in October 2024. An updated financial forecast for fiscal year ending March 31, 2025 was shared with the bidders on December 13, 2024 to be used to update the Company Projections previously prepared in September 2024. On January 23, 2025, at the request of certain bidders, and with the concurrence of the Finance Committee, information was provided to such bidders and Goldman Sachs to back out certain non-recurring sales of intellectual property from the unaudited forecasted financial information of the Company for fiscal year 2026 through fiscal year 2029 contained in the Company Projections. In addition, as described in the section of this Proxy Statement entitled “The Merger—Background of the Merger” beginning on page 31 of this Proxy Statement, at the direction of the Company Board, this information comprising the Company Projections was made available to potential counterparties then in the process, including Warburg Pincus and Berkshire, in connection with their due diligence review of a potential transaction.

Amending and restating in its entirety the below table on page 55 of the Proxy Statement in the section entitled “The Merger – Projections Prepared by the Company’s Management” as follows:

The following table presents a summary of the Company Projections:

Company Projections
(Amounts in Millions)
	2025E	2026E	2027E	2028E	2029E
Revenue	$1,243	$1,342	$1,467	$1,565	$1,663
EBITDAP	$201	$232	$266	$307	$348
Unlevered Free Cash Flow	$99	$124	$150	$175	$194
Total Tax Offset	$14	$57	$73	$19	$23

Adding the below paragraph in the section entitled “The Merger - Interests of the Directors and Executive Officers of the Company in the Merger” beginning on page 57 of the Proxy Statement:

Employment Arrangements Following the Transaction

As of the date of these Supplemental Disclosures, none of our directors or executive officers has had any discussions or negotiations, or entered into any agreement with Parent or any of its affiliates, regarding the potential terms of their individual employment arrangements or having a board seat following the consummation of the Merger, or the right to purchase or participate in the equity of the Company or one or more of its affiliates after the closing of the Merger.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and information currently available to management. They can be identified by the use of words such as “may,” “might,” “anticipate,” “plan,” “believe,” “potential,” “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the risk that the Company’s stockholders may not approve the Merger; (iii) inability to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the Merger; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Merger; (vi) potential litigation relating to the Merger that could be instituted against the Company, Parent or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the Merger that could harm the Company’s or Parent’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024, September 30, 2024 and December 31, 2024. Any forward-looking information provided in this document should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this document.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC the Proxy Statement and mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. The Company may also file other documents with the SEC regarding the Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The Proxy Statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.triumphgroup.com/investor-relations) or by contacting the investor relations department of the Company.

Participants in the Solicitation

The Company and its directors and executive officers, including Daniel J. Crowley, Chairman, President and Chief Executive Officer, Barbara Humpton, Colleen C. Repplier, Courtney Mather, Cynthia M. Egnotovich, Daniel P. Garton, Mark C. Cherry, Neal J. Keating, Partrick Allen, all of whom are members of the Company’s Board of Directors, as well as James McCabe, Senior Vice President and Chief Financial Officer, Jennifer Allen, Chief Administrative Officer, Senior Vice President, General Counsel and Secretary, Thomas Quigley, Vice President, Investor Relations, Mergers & Acquisitions & Treasurer, Kai Kasiguran, Vice President, Controller may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found under the captions “The Merger - Interests of the Directors and Executive Officers of the Company in the Merger” and “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” contained in the Company’s Proxy Statement. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC.

Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will also be set forth in other materials to be filed with SEC in connection with the Merger. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.triumphgroup.com/investor-relations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2025

TRIUMPH GROUP, INC.

	By:	/s/ Jennifer H. Allen
	Name:	Jennifer H. Allen
	Title:	Chief Administrative Officer, Senior Vice President, General Counsel and Secretary